UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OPTION CARE HEALTH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

Your Vote Counts! OPTION CARE HEALTH, INC. 3000 LAKESIDE DRIVE SUITE 300N BANNOCKBURN, IL 60015 OPTION CARE HEALTH, INC. 2022 Annual Meeting Vote by May 17, 2022 11:59 PM ET You invested in OPTION CARE HEALTH, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2022. Vote Virtually at the Meeting* May 18, 2022 10:00 AM, CDT Virtually at: www.virtualshareholdermeeting.com/OPCH2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D72503-P66597 Get informed before you vote View the Notice and Proxy Statement and 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D72504-P66597 1. To elect thirteen nominees identified in the accompanying proxy statement to serve as directors of Option Care. Nominees: 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022. 3. To approve, on a non-binding advisory basis, our executive compensation. NOTE: To transact other business as may properly come before the meeting or any adjournment of the meeting. For For For 01) Anita M. Allemand 02) John J. Arlotta 03) Elizabeth Q. Betten 04) Elizabeth D. Bierbower 05) Natasha Deckmann 06) Aaron Friedman 07) David W. Golding 08) Harry M. Jansen Kraemer Jr. 09) R. Carter Pate 10) John C. Rademacher 11) Nitin Sahney 12) Timothy Sullivan 13) Mark Vainisi